Exhibit 10.2(D)

YAHOO! INC.

NOTICE OF RESTRICTED STOCK UNIT GRANT

[grantee name]

[employee ID]

[address]

You have been granted an award of Restricted Stock Units by Yahoo! Inc. (the “Company”) as follows:

Date of Grant:	[Date]

Total Number of Restricted	[share number]
Stock Units Granted:

Type of RSU:	[Type of Grant]

Vesting Schedule:

Shares	Vesting Date	Shares	Vesting Date	Shares	Vesting Date
[#]	[Date]	[#]	[Date]	[#]	[Date]
[#]	[Date]	[#]	[Date]	[#]	[Date]
[#]	[Date]	[#]	[Date]	[#]	[Date]
[#]	[Date]	[#]	[Date]	[#]	[Date]
[#]	[Date]	[#]	[Date]	[#]	[Date]
[#]	[Date]	[#]	[Date]	[#]	[Date]
[#]	[Date]	[#]	[Date]	[#]	[Date]
[#]	[Date]	[#]	[Date]	[#]	[Date]
[#]	[Date]	[#]	[Date]	[#]	[Date]
[#]	[Date]	[#]	[Date]	[#]	[Date]
[#]	[Date]	[#]	[Date]	[#]	[Date]
[#]	[Date]	[#]	[Date]	[#]	[Date]
[#]	[Date]	[#]	[Date]	[#]	[Date]
[#]	[Date]	[#]	[Date]	[#]	[Date]
[#]	[Date]	[#]	[Date]	[#]	[Date]
[#]	[Date]	[#]	[Date]	[#]	[Date]

[INSERT IF APPLICABLE: This ‘front loaded’ grant represents [#] years of annual awards.]

Manner of Payment by Company:	[stock] [cash] [cash or stock at Company’s election]

Governing Documents:	RSU Award Agreement for U.S. Employees
1995 Stock Plan (the “Plan”)

By your acceptance of this award through the Company’s online acceptance procedure (or by your signature and the signature of the Company’s representative below):

•	you acknowledge receiving and reviewing the Governing Documents (listed above) and the Supplemental Documents (listed below);

•

you agree that the Restricted Stock Units are granted under and governed by the terms and conditions of the Governing Documents and you agree to be bound by the terms of this Notice of Restricted Stock Unit Grant and the Governing Documents, all of which are hereby incorporated by reference into this Notice of Restricted Stock Unit Grant; and

•

you consent to the collection, use and transfer, in electronic or other form, of your personal data as described in the Governing Documents for the purpose of implementing, administering and managing your participation in the Plan.

This Notice of Restricted Stock Unit Grant shall be construed and determined in accordance with the laws of the U.S. State of Delaware (without giving effect to the conflict of laws principles thereof) and shall be deemed to have been executed and delivered by the parties hereto as of the Date of Grant.

GRANTEE:	YAHOO! INC.

Click here to accept	By:	[Signature 1]
Signature		[Name of executive signature]

[grantee name]	Title:	[Title of executive]
Name

Supplemental Documents:		U.S. Prospectus
Insider Trading Policy

YAHOO! INC.

1995 STOCK PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR U.S. EMPLOYEES

Section 1. Grant of Restricted Stock Unit Award

(a)	Grant of Restricted Stock Units (“RSUs”). Yahoo! Inc., a Delaware corporation (the “Company”), hereby grants to the grantee (the “Grantee”) named in the Notice of Restricted Stock Unit Grant (the “Notice of Grant”) the total number of RSUs (the “Award”) set forth in the Notice of Grant, on the terms and conditions set forth in this Restricted Stock Unit Award Agreement for U.S. Employees (this “Agreement”) and as otherwise provided in the Yahoo! Inc. 1995 Stock Plan, as amended (the “Plan”).

(b)	Incorporation of Plan; Capitalized Terms. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. The Administrator shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations thereunder, and its decision shall be binding and conclusive upon the Grantee and his/her legal representative in respect of any questions arising under the Plan or this Agreement.

Section 2. Terms and Conditions of Award

The grant of RSUs provided in Section 1(a) shall be subject to the following terms, conditions and restrictions:

(a)	Limitations on Rights Associated with RSUs. The RSUs are bookkeeping entries only. The Grantee shall have no rights as a stockholder of the Company, no dividend rights and no voting rights with respect to the RSUs.

(b)	Restrictions. The RSUs and any interest therein, may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution. Any attempt to dispose of any RSUs in contravention of the above restriction shall be null and void and without effect.

(c)	Lapse of Restrictions. Subject to Section 2(e) below, on each vesting date specified in the vesting schedule set forth in the Notice of Grant (the “Vesting Schedule”), the number of RSUs set forth opposite such vesting date shall vest and become non-forfeitable.

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(d)	Timing and Manner of Payment of RSUs.

(i)	In the event that the Notice of Grant specifies that the manner of payment by the Company shall be stock, as soon as practicable after (and in no case more than seventy-four days after) the date any RSUs subject to the Award become non-forfeitable (the “Payment Date”), such RSUs shall be paid by the Company delivering to the Grantee a number of Shares equal to the number of RSUs that become non-forfeitable upon that Payment Date (rounded down to the nearest whole share). The Company shall issue the Shares either (A) in certificate form or (B) in book entry form, registered in the name of the Grantee. Delivery of any certificates will be made to the Grantee’s last address reflected on the books of the Company and its Subsidiaries unless the Company is otherwise instructed in writing. The Grantee shall not be required to pay any cash consideration for the RSUs or for any Shares received pursuant to the Award. Neither the Grantee nor any of the Grantee’s successors, heirs, assigns or personal representatives shall have any further rights or interests in any RSUs that are so paid. Notwithstanding the foregoing, the Company shall have no obligation to issue Shares in payment of the RSUs unless such issuance and such payment shall comply with all relevant provisions of law and the requirements of any Stock Exchange.

(ii)	In the event that the Notice of Grant specifies that the manner of payment by the Company shall be cash, as soon as practicable after (and in no case more than seventy-four days after) the Payment Date, such RSUs shall be paid in a lump sum cash payment equal in the aggregate to the Fair Market Value of a Share on the Payment Date multiplied by the number of such RSUs that become non-forfeitable upon that Payment Date. The Grantee shall not be required to pay any cash consideration for the RSUs or for any cash received pursuant to the Award. Neither the Grantee nor any of the Grantee’s successors, heirs, assigns or personal representatives shall have any further rights or interests in any RSUs that are so paid.

(iii)

In the event that the Notice of Grant specifies that the manner of payment by the Company shall be cash or stock at the Company’s election, as soon as practicable after (and in no case more than seventy-four days after) the Payment Date, such RSUs shall be paid, at the Company’s option, (A) in a lump sum cash payment equal in the aggregate to the Fair Market Value of a Share on the Payment Date multiplied by the number of such RSUs that become non-forfeitable upon that Payment Date or (B) by the Company delivering to the Grantee a number of Shares equal to the number of RSUs that become non-forfeitable upon that Payment Date (rounded down to the nearest whole share). If the RSUs are paid in Shares, the Company shall issue the Shares either (A) in certificate form or (B) in book entry form, registered in the name of the Grantee. Delivery of any certificates will be made to the Grantee’s last address reflected on the books of the Company and its Subsidiaries unless the Company is otherwise instructed in writing. The Grantee shall not be required to pay any cash consideration for the RSUs or for any Shares or cash received pursuant to the Award. Neither the Grantee nor any of the Grantee’s successors, heirs, assigns or personal

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representatives shall have any further rights or interests in any RSUs that are so paid. Notwithstanding anything herein to the contrary, the Company shall have no obligation to issue Shares in payment of the RSUs unless such issuance and such payment shall comply with all relevant provisions of law and the requirements of any Stock Exchange.

(e)	Termination of Employment. In the event of the termination of the Grantee’s employment or service with the Company, Parent or any Subsidiary for any reason prior to the lapsing of the restrictions in accordance with Section 2(c) hereof with respect to any of the RSUs granted hereunder, such portion of the RSUs held by the Grantee shall be automatically forfeited by the Grantee as of the date of termination. Neither the Grantee nor any of the Grantee’s successors, heirs, assigns or personal representatives shall have any rights or interests in any RSUs that are so forfeited.

(f)	Corporate Transactions. The following provisions shall apply to the corporate transactions described below:

(i)	In the event of a proposed dissolution or liquidation of the Company, the Award will terminate and be forfeited immediately prior to the consummation of such proposed transaction, unless otherwise provided by the Administrator.

(ii)	In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Award shall be assumed or substituted with an equivalent award by such successor corporation, parent or subsidiary of such successor corporation; provided that the Administrator may determine, in the exercise of its sole discretion in connection with a transaction that constitutes a permissible distribution event under Section 409A(a)(2)(A)(v) of the Code, that in lieu of such assumption or substitution, the Award shall be vested and non-forfeitable and any conditions or restrictions on the Award shall lapse, as to all or any part of the Award, including RSUs as to which the Award would not otherwise be non-forfeitable.

(g)

Income Taxes. Except as provided in the next sentence, the Company shall withhold and/or reacquire a number of Shares issued in payment of (or otherwise issuable in payment of, as the case may be) the RSUs having a Fair Market Value equal to the taxes that the Company determines it or the Grantee’s employer is required to withhold under applicable tax laws with respect to the RSUs (with such withholding obligation determined based on any applicable minimum statutory withholding rates). In the event that the Company cannot (under applicable legal, regulatory, listing or other requirements, or otherwise) satisfy such tax withholding obligation in such method or in the event that the RSUs are paid in cash (as opposed to Shares), the Company may satisfy such withholding by any one or a combination of the following methods: (i) by requiring the Grantee to pay such amount in cash or check; (ii) by reducing the amount of any cash otherwise payable to the Grantee with respect to the RSUs; (iii) by deducting such amount out of any other compensation otherwise payable to the Grantee; and/or (iv) by allowing the Grantee to surrender shares of Common Stock of the Company which (A) in

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the case of shares initially acquired from the Company (upon exercise of a stock option or otherwise), have been owned by the Grantee for such period (if any) as may be required to avoid a charge to the Company’s earnings, and (B) have a Fair Market Value on the date of surrender equal to the amount required to be withheld. For these purposes, the Fair Market Value of the Shares to be withheld or repurchased, as applicable, shall be determined on the date that the amount of tax to be withheld is to be determined.

(h)	No Advice Regarding Award. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or the Grantee’s acquisition or sale of the underlying Shares. The Grantee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

Section 3. Miscellaneous

(a)	Notices. Any and all notices, designations, consents, offers, acceptances and any other communications provided for herein shall be given in writing and shall be delivered either personally or by registered or certified mail, postage prepaid, which shall be addressed, in the case of the Company to both the Chief Financial Officer and the General Counsel of the Company at the principal office of the Company and, in the case of the Grantee, to the Grantee’s address appearing on the books of the Company or to the Grantee’s residence or to such other address as may be designated in writing by the Grantee. Notices may also be delivered to the Grantee, during his or her employment, through the Company’s inter-office or electronic mail systems.

(b)	No Right to Continued Employment. The Grantee understands and agrees that the vesting of Shares pursuant to the Vesting Schedule and Section 2 above is earned only by continuing in the employ or service of the Company at the will of the Company (not through the act of being hired, being granted the RSUs or acquiring Shares under this Agreement). The Grantee further acknowledges and agrees that nothing in this Agreement, nor in the Plan which is incorporated in this Agreement by reference, shall confer upon the Grantee any right with respect to continuation as an employee or consultant with the Company, a Parent or any Subsidiary, nor shall it interfere with or restrict in any way the right of the Company, a Parent or any Subsidiary, which is hereby expressly reserved, to remove, terminate or discharge the Grantee at any time for any reason whatsoever, with or without cause and with or without advance notice.

(c)	Bound by Plan. By signing this Agreement, the Grantee acknowledges that he/she has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.

(d)	Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and of the Grantee and the beneficiaries, executors, administrators, heirs and successors of the Grantee.

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(e)	Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

(f)	Section 409A. This Agreement and the Award are intended to comply with or be exempt from, as the case may be, Section 409A of the Code so as to not result in any tax, penalty or interest thereunder. This Agreement and the Award shall be construed and interpreted accordingly. Except for the Company’s tax withholding rights, the Grantee shall be solely responsible for any and all tax liability with respect to the Award.

(g)	Invalid Provision. The invalidity or unenforceability of any particular provision hereof shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision had been omitted.

(h)	Governing Law/Choice of Venue.

(i)	This Agreement and the rights of the Grantee hereunder shall be construed and determined in accordance with the laws of the State of Delaware (without giving effect to the conflict of laws principles thereof), as provided in the Plan.

(ii)	For the purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Award or this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the State of California where this grant is made and/or to be performed and agree that such litigation shall be conducted only in the courts of Santa Clara County, California, or the federal court of the United States for the Northern District of California, and no other courts.

(i)	Imposition of Other Requirements. If the Grantee relocates to another country after the date of grant (the “Date of Grant”) specified in the Notice of Grant, the Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

(j)	Recoupment. Notwithstanding any other provision herein, the recoupment or “clawback” policies adopted by the Administrator and applicable to equity awards, as such policies are in effect from time to time, shall apply to the Award and any Shares that may be issued in respect of the Award.

(k)	Entire Agreement. This Agreement, the Notice of Grant and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and therein and supersede all prior communications, representations and negotiations in respect thereto.

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(l)	Modifications. No change, modification or waiver of any provision of this Agreement shall be valid unless the same is in writing and signed by the parties hereto.

(m)	Signature. This Agreement shall be deemed executed by the Company and the Grantee as of the Date of Grant upon execution by such parties (or upon the Grantee’s online acceptance) of the Notice of Grant.

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